UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	May 21, 2007

Analogic Corporation
__________________________________________
(Exact name of registrant as specified in its charter)

Massachusetts	0-6715	04-2454372
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

8 Centennial Drive, Peabody, Massachusetts		01960
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	978-326-4000

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On May 21, 2007, Analogic Corporation (the "Company") entered into a change of control agreement ("Change of Control Agreement"), in the form filed as Exhibit 10.1 to this Current Report on Form 8-K and incorporated herein by reference, with each of the following executive officers of the Company (each, an "Executive"): John J. Millerick, the Company’s Senior Vice President, Treasurer, and Chief Financial Officer, and Alex A. Van Adzin, the Company’s Vice President, General Counsel, and Corporation Secretary. Each Executive’s Change of Control Agreement provides that if, during the Employment Period, the Company shall terminate the Executive’s employment other than for Cause and not by reason of the Executive’s Disability, or the Executive shall terminate his employment for Good Reason, the Company shall pay to the Executive the aggregate of the following amounts, such amounts to be payable by the Company in a lump sum in cash within thirty (30) days after the Date of Termination: (a) all Accrued Obligations; (b) one times the sum of (i) the Executive’s Annual Base Salary, and (ii) any Annual Bonus to which the Executive is entitled under the Company’s then existing incentive plan; and (c) up to $25,000 for executive outplacement services utilized by the Executive. Each Executive’s Change of Control Agreement obligates the Company in certain circumstances to continue, for twelve (12) months or longer, certain welfare benefits to the Executive and, where applicable, the Executive’s family. The terms "Employment Period," "Cause," "Disability," "Good Reason," "Date of Termination," "Accrued Obligations," "Annual Base Salary," and "Annual Bonus" are defined in the each Executive’s Change of Control Agreement.

The foregoing description of the Change of Control Agreements does not purport to be complete and is qualified in its entirety by reference to the form of Change of Control Agreement that is filed as Exhibit 10.1 to this Current Report on Form 8-K.

Item 9.01 Financial Statements and Exhibits.

(c) Exhibits.

Exhibit No. Description
10.1 Form of Change of Control Agreement for Certain Executive Officers of Analogic Corporation

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Analogic Corporation

May 24, 2007	By:	/s/ Alex A. Van Adzin

Name: Alex A. Van Adzin
Title: Vice President, General Counsel, and Corporation Secretary

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Exhibit Index

Exhibit No.	Description

10.1	Form of Change of Control Agreement for Certain Executive Officers of Analogic Corporation